CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The Securities and Exchange Commission.




                                   SPRINT PCS
                               SERVICES AGREEMENT

                                     Between

                              SPRINT SPECTRUM L.P.

                                       and

                         BRIGHT PERSONAL COMMUNICATIONS
                                  SERVICES, LLC




                          Dated as of October 13, 1999

                                TABLE OF CONTENTS


                                                                            Page

1.       ENGAGEMENT OF SPRINT SPECTRUM........................................ 1
         1.1      Engagement of Sprint Spectrum .............................. 1
         1.2      Reliance on Manager ........................................ 2
         1.3      Non-exclusive Service ...................................... 2
         1.4      Manager's Use of Services . ................................ 2

2.   SERVICES     ............................................................ 2
         2.1      Available Services; Selected Services ...................... 2
                  2.1.1 Available Services ................................... 2
                  2.1.2 Selected Services..................................... 3
                  2.1.3 Changes to Selected Services ......................... 3
         2.1.4    Performance of Selected Services ........................... 3
         2.2      Third Party Vendors . ...................................... 3
         2.3      Contracts .................................................. 4

 3. FEES FOR SELECTED SERVICES ............................................... 4
 3.1 Payment of Fees ......................................................... 4
 3.2 Adjustment of Fees ...................................................... 4
 3.3 Late Payments ........................................................... 4
 3.4 Taxes        ............................................................ 5

 4. TERM; TERMINATION; EFFECT OF TERMINATION ................................. 5
         4.1 Term ............................................................ 5
         4.2 Effect of Termination ........................................... 5

 5. BOOKS AND RECORDS; CONFIDENTIAL INFORMATION .............................. 5
         5.1      Books and Records .......................................... 5
                  5.1.1 General .............................................. 5
                  5.1.2 Audit ................................................ 6
                  5.1.3 Contesting an Audit . ................................ 6
         5.2      Confidential Information ................................... 7

 6. INDEMNIFICATION .........................................................  8
         6.1      Indemnification by Sprint Spectrum ........................  8
         6.2      Indemnification by Manager ................................  9
         6.3      Procedure .................................................  9
                  6.3.1 Notice ..............................................  9
                  6.3.2 Defense by Indemnitor . ............................. 10
                  6.3.3 Defense by Indemnitee ............................... 10
                  6.3.4 Costs ............................................... 10

 7. DISPUTE RESOLUTION ...................................................... 10
         7.1 Negotiation .................................................... 10
         7.2 Unable to Resolve .............................................. 11
         7.3 Attorneys and Intent ........................................... 11

 8.      REPRESENTATIONS AND WARRANTIES ..................................... 11
8.1      Due Incorporation or Formation; Authorization of Agreements          11
         8.2Valid and Binding Obligation .................................... 11
         8.3 No Conflict; No Default ........................................ 12
         8.4 Litigation ..................................................... 12

 9. GENERAL PROVISIONS ...................................................... 12
        9.1       Notices ................................................... 12
        9.2       Construction .............................................. 12
        9.3       Headings . ................................................ 12
        9.4       Further Action ............................................ 13
        9.5       Specific Performance ...................................... 13
        9.6       Entire Agreement; Amendments .............................. 13
        9.7       Limitation on Rights of Others ............................ 13
        9.8       Waivers; Remedies ......................................... 13
        9.9       Waiver of Jury Trial ...................................... 14
        9.10      Binding Effect ............................................ 14
        9.11      Governing Law ............................................. 14
        9.12      Severability .............................................. 14
        9.13      Limitation of Liability ................................... 14
        9.14      No Assignment; Exceptions ................................. 15
        9.15      Disclaimer of Agency ...................................... 15
        9.16      Independent Contractors ................................... 15
        9.17      Expense ................................................... 15
        9.18      General Terms ............................................. 15
        9.19      Conflicts with Management Agreement ....................... 16
        9.20      Master Signature Page ..................................... 16

                          SPRINT PCS SERVICES AGREEMENT


     This SERVICES AGREEMENT is made as of October 13 , 1999, by and between Sprint Spectrum L.P., a Delaware limited partnership ("Sprint Spectrum"), and Bright Personal Communications Services, LLC, an Ohio limited liability company (but not any Related Party) ("Manager"). The definitions for this agreement are set forth on the "Schedule of Definitions."

                                    RECITALS

     A. Manager and the holder of the License ("Sprint PCS") are entering into a Management Agreement contemporaneously with the execution of this agreement, under which Manager will design, construct, operate, manage and maintain a wireless services network in the Service Area in accordance with Sprint PCS standards and will offer and promote Sprint PCS Products and Services that operate on the Sprint PCS Network.

     B. Manager desires to enter into this agreement with Sprint Spectrum, under which Sprint Spectrum may furnish certain services to Manager to assist Manager to build out, operate, manage and maintain the Service Area Network under the License.

                                    AGREEMENT

     In consideration of the recitals and mutual covenants and agreements contained in this agreement, the sufficiency of which are hereby acknowledged, the parties, intending to be bound, agree as follows:

                        1. ENGAGEMENT OF SPRINT SPECTRUM

     1.1 Engagement of Sprint Spectrum. Manager engages Sprint Spectrum to assist Manager with certain specified services in connection with the operations of Manager and in building out, operating, managing and maintaining the Service Area Network, subject to the terms and conditions of this agreement. Sprint Spectrum accepts the engagement and will use the same effort and demonstrate the same care in performing its obligations under this agreement as it uses in conducting its own business. Manager will use the efforts and demonstrate the care necessary for Sprint Spectrum to meet its obligations under this agreement. When providing the Selected Services, Sprint Spectrum will provide those services to Manager in the same manner it provides those services to its own business, including the use of third party vendors to provide certain Selected Services.

     1.2 Reliance on Manager. Manager understands that Sprint Spectrum's ability to provide the Selected Services will depend largely on Manager's compliance with the Sprint PCS Program Requirements under the Management Agreement and cooperation with Sprint Spectrum. Manager agrees to comply with such requirements and to cooperate with Sprint Spectrum to enable Sprint Spectrum to perform its obligations under this agreement.

     1.3 Non-exclusive Service. Nothing contained in this agreement confers upon Manager an exclusive right to any of the Available Services. Sprint Spectrum may contract with others to provide expertise and services identical or similar to those to be made available or provided to Manager under this agreement.

     1.4 Manager's Use of Services. Manager agrees it will only use the Selected Services in connection with its Service Area Network. Manager will not use the Selected Services outside the Service Area or in connection with any other business.

                                   2. SERVICES

     2.1 Available Services; Selected Services.

          2.1.1 Available Services. Subject to the terms of this agreement, Manager may obtain any of the Available Services from Sprint Spectrum in accordance with the provisions of this Section 2.1. The Available Services offered from time to time and the fees charged for such Available Services will be set forth on the then current Exhibit 2.1.1 (the "Available Services and Fees Schedule"). If Sprint Spectrum offers any new Available Service, it will deliver a new Exhibit 2.1.1 indicating the new service and the fee for the new service.

          Manager may select one or more of the categories of Available Services. If Manager selects a particular category of services it must take and pay for all of the services under the category selected, Manager may not select only particular services within that category.

          If Sprint Spectrum determines to no longer offer an Available Service and the service is not a Selected Service, then Sprint Spectrum may give Manager written notice at any time during the term of this agreement that Sprint Spectrum no longer offers the Available Service.

          Sprint  Spectrum may modify Exhibit 2. 1.1 from time to time.  Exhibit
2.1.1 will be deemed amended upon delivery of the new Exhibit 2.1.1 to Manager.

          2.1.2 Selected Services. During the term of this agreement, and subject to the terms of this agreement, Manager has selected, and Sprint Spectrum has agreed to furnish or cause to be furnished to Manager, the Available Services listed on Exhibit 2.1.2 (which listed services will be the Selected Services). Sprint Spectrum may require from time to time that certain Available Services be Selected Services where necessary to comply with legal or regulatory requirements (e.g., mandatory provision of emergency 911 service) or applicable operating constraints (e.g., delivery of merchandise to the regional distribution centers of national retail distributors).

          2.1.3 Changes to Selected Services. If Manager deter-mines it no longer requires a Selected Service, then Manager must give Sprint Spectrum written notice at least 3 months prior to the date on which Manager wishes to discontinue its use of such Selected Service.

          If Sprint Spectrum determines to no longer offer an Available Service and such service is one of Manager's Selected Services, then Sprint Spectrum must give Manager written notice at least 9 months prior to its discontinuance of such Available Service that Sprint Spectrum will no longer offer such Available Service. If the Available Service to be discontinued is required by Sprint Spectrum to be a Selected Service, then Sprint Spectrum will use commercially reasonable efforts to (a) help Manager provide the service itself or find another vendor to provide the service, and (b) facilitate Manager's transition to the new service provider.

          2.1.4 Performance of Selected Services. Sprint Spectrum may select the method, location and means of providing, the Selected Services. If Sprint Spectrum wishes to use Manager's facilities to provide the Selected Services, Sprint Spectrum must obtain Manager's prior written consent.

     2.2 Third Party Vendors. Some of the Available Services might be provided by third party vendors under arrangements between Sprint Spectrum and the third party vendors. In some instances, Manager may receive Available Services from a third party vendor under the same terms and conditions that Sprint Spectrum receives such services. In other instances, Manager may receive Available
Services under the terms and conditions set forth in an agreement between Manager and the third party vendor. If Manager wishes to engage a third party vendor to provide Available Services, Selected Services, or Available Services that Sprint Spectrum will no longer offer, Manager must first obtain Sprint Spectrum's prior written consent, which consent will not be unreasonably withheld. Before Manager may obtain from the third party vendor any Available Services, Selected Services, or Available Services that Sprint Spectrum will no longer offer, such vendor must execute an agreement prepared by Sprint Spectrum that obligates the vendor to maintain the confidentiality of any proprietary information and that prohibits the vendor from using any proprietary technology, information or methods for its benefit or the benefit of any other person or entity. Manager's use of a third party vendor that is not providing Available Services to Manager on behalf of Sprint PCS under the Management Agreement will not qualify for assumed compliance with the Program Requirements under Sections
7. 1 (a)(ii) or 8. 1 (b) of the Management Agreement.

     2.3 Contracts. Manager will notify Sprint Spectrum of any contract or other arrangement Manager has with any other party that will affect how Sprint Spectrum is to provide the Selected Services.

                          3. FEES FOR SELECTED SERVICES

     3.1 Payment of Fees. Sprint Spectrum and Manager agree that the fees for the Available Services will initially be those set forth on Exhibit 2.1.1, which fees represent an adjustment to any fees paid by Sprint PCS to Manager under
Section 10 of the Management Agreement. The monthly charge for any fees based on the number of subscribers of the Service Area Network will be determined based on the number of subscribers as of the 15th day of the month for which the charge is being calculated. Manager agrees to pay the fees to Sprint Spectrum within 20 days after the date of the invoice. If Manager enters into an agreement with a third party vendor under Section 2.2, Manager agrees to pay the fees for the services rendered by the third party vendor in accordance with the terms and conditions of such agreement.

     3.2 Adjustment of Fees. Sprint Spectrum may change the fee for any service it provides once during any 12-month period by delivering a new Exhibit 2.1.1 to Manager. Exhibit 2.1.1 will be deemed amended on the effective date noted on the new Exhibit 2.1.1, which will be at least 30 days after delivering the new
Exhibit 2.1.1. Manager must notify Sprint Spectrum in writing before the effective date of the new Exhibit 2.1.1 if Manager wishes to discontinue a Selected Service for which the price is being increased (a "Cancelled Service"). If Manager discontinues a Selected Service under this Section 3.2, Sprint Spectrum will, at Manager's option, continue to provide the Cancelled Service and to charge Manager the current fee (i.e., the fee under the Exhibit 2.1.1 in effect on the date Manager gives its cancellation notice to Sprint Spectrum) for the Cancelled Service for up to 9 months from the date Sprint Spectrum gives Manager notice of the price change or until Manager no longer needs the Cancelled Service, whichever occurs first. If Sprint Spectrum continues to provide the Cancelled Service after the 9-month period, Sprint Spectrum will apply the new fee, under the new Exhibit 2.1.1, and such fee will be applied retroactively as of the effective date of the new schedule. Manager agrees to pay such retroactive charge within 10 days after the date of the invoice for such charge.

     3.3 Late Payments. Any payment due under this Section 3 that is not paid by Manager to Sprint Spectrum in accordance with the terms of this agreement will bear interest at the Default Rate beginning (and including) the 6th day after the due date until (and including) the date on which such payment is made.

     3.4 Taxes. Manager will pay or reimburse Sprint Spectrum for any sales, use, gross receipts or similar tax, administrative fee, telecommunications fee or surcharge for taxes or fees levied by a governmental authority on the fees and charges payable to Sprint Spectrum by Manager.

                   4. TERM; TERMINATION; EFFECT OF TERMINATION

     4.1 Term. This agreement commences on the date of execution and continues until the Management Agreement terminates. This agreement automatically terminates upon termination of the Management Agreement. Neither party may terminate this agreement for any reason other than the termination of the Management Agreement.

     4.2 Effect of Termination. Upon the termination of this agreement, all rights and obligations of each party under this agreement will immediately cease. except that:

          (a) Any rights arising out of a breach of any terms of this agreement will survive any termination of this agreement;

          (b) The provisions of this Section 4.2 and Sections 5.2, 6, 7, and 9 will survive any termination of this agreement; and

          (c) The payment obligations under Section 3 will survive any termination of this agreement if, and to the extent, any fees have accrued or are otherwise due and owing from Manager to Sprint Spectrum or any Sprint Spectrum Related Party as of the date of termination of this agreement.

                 5. BOOKS AND RECORDS; CONFIDENTIAL INFORMATION

     5.1 Books and Records.

          5.1.1 General. Each party must keep and maintain books and record to support and document any fees, costs, expenses or other charges due in with the provisions set forth in this agreement. The records must be retain, period of at least 3 years after the fees, costs, expenses or other charges to records relate have accrued and have been paid, or such other period as may be required by law.

          5.1.2 Audit. On reasonable advance written notice by the Manager, but no more frequently than annually, Sprint PCS will provide a report issued in conformity with Statement of Auditing Standard No. 70 "Reports on the Processing of Transactions by Service Organizations" ("Type II Report" or "Manager Management Report"). Such report will be prepared by independent auditors and will provide an opinion on the controls placed in operation and tests of operating effectiveness of those controls in effect at Sprint PCS over the Manager Management Processes. "Manager Management Processes" include those services generally provided within the Management Agreement, primarily billing and collection of Collected Revenues. The Manager is responsible for costs incurred attributable to such requested procedures with respect to the services provided under this agreement, including without limitation discussion of the billing and collection of Collected Revenues. This report will be made available to the other party upon such other party's request.

          5.1.3 Contesting an Audit. If the party that did not select the independent auditor does not agree with the findings of the audit, then such party can contest the findings by providing, notice of such disagreement to the other party (the "Dispute Notice"). The date of delivery of such notice is the "Dispute Notice Date." If the parties are unable to resolve the disagreement within 10 Business Days after the Dispute Notice Date, they will resolve the disagreement in accordance with the following procedures.

     The two parties and the auditor that conducted the audit will all agree on an independent certified public accountant with a regional or national accounting, practice in the wireless telecommunications industry (the "Arbiter") within 15 Business Days after the Dispute Notice Date. If, within 15 Business Days after the Dispute Notice Date the three parties fail to agree on the Arbiter, then at the request of either party to this agreement, the Arbiter will be selected pursuant to the rules then in effect of the American Arbitration Association. Each party will submit to the Arbiter within 5 Business Days after its selection and engagement all information reasonably requested by the Arbiter to enable the Arbiter to independently resolve the issue that is the subject of the Dispute Notice. The Arbiter will make its own determination of the amount of fees, costs, expenses or other charges payable under this agreement with respect to the period audited. The Arbiter will issue a written report of its determination in reasonable detail and will deliver a copy of the report to the parties within 10 Business Days after the Arbiter receives all of the information reasonably requested. The determination made by the Arbiter will be final and binding and may be enforced by any court having jurisdiction. The parties will cooperate fully in assisting the Arbiter and will take such actions as are necessary to expedite the completion of and to cause the Arbiter to expedite its assignment.

     If the amount owed by a contesting party is reduced by more than 10% or the amount owed to a contesting party is increased by more than 10% then the non-contesting party will pay the costs and expenses of the Arbiter, otherwise the contesting party will pay the costs and expenses of the Arbiter.

     5.2 Confidential Information.

          (a) Except as specifically authorized by this agreement, each of the parties must, for the term of this agreement and 3 years after the date of termination of this agreement, keep confidential, not disclose to others and use only for the purposes authorized in this agreement, all Confidential Information disclosed by the other party to the party in connection with this agreement, except that the foregoing obligation will not apply to the extent that any Confidential Information:

               (i) is or becomes, after disclosure to a party, publicly known by any means other than through unauthorized acts or omissions of the party or its agents; or

               (ii) is disclosed in good faith to a party by a third party entitled to make the disclosure.

          (b) Notwithstanding the foregoing, a party may use, disclose or authorize the disclosure of Confidential Information that it receives that:

               (i) has been published or is in the public domain, or that subsequently comes into the public domain, through no fault of the receiving party;

               (ii) prior to the effective date of this agreement was properly within the legitimate possession of the receiving party, or subsequent to the effective date of this agreement, is lawfully received from a third party having rights to publicly disseminate the Confidential Information without any restriction and without notice to the recipient of any restriction against its further disclosure;

               (iii)is independently developed by the receiving party through persons or entities who have not had, either directly or indirectly, access to or knowledge of the Confidential Information;

               (iv) is disclosed to a third party consistent with the terms of the written approval of the party originally disclosing the information;

               (v) is required by the receiving party to be produced under order of a court of competent jurisdiction or other similar requirements of a governmental agency, and the Confidential Information will otherwise continue to be Confidential Information required to be held confidential for purposes of this agreement;

               (vi) is required by the receiving party to be disclosed by applicable law or a stock exchange or association on which the receiving party's securities (or those of its Related Parties) are or may become listed; or

               (vii) is disclosed by the receiving party to a financial institution or accredited investor (as that term is defined in Rule 501(a) under the Securities Act of 1933) that is considering providing financing to the receiving party and which financial institution or accredited investor has agreed to keep the Confidential Information confidential in accordance with an agreement at least as restrictive as this Section 5.

          (c) The party making a disclosure under Sections 5.2(b)(v), 5.2(b)(vi) or 5.2(b)(vii) must inform the non-disclosing party as promptly as is reasonably necessary to enable the non-disclosing party to take action to, and use the disclosing party's reasonable best efforts to, limit the disclosure and maintain confidentiality to the extent practicable.

          (d) Manager will not, except when serving in the capacity of Manager under this agreement, use any Confidential Information of any kind that it receives under or in connection with this agreement. For example, if Manager operates a wireless company in a different licensed area. Manager may not use any of the Confidential Information received under or in connection with this agreement in operating its other wireless business.

                               6. INDEMNIFICATION

     6.1 Indemnification by Sprint Spectrum. Sprint Spectrum agrees to indemnify, defend and hold harmless Manager, its directors, managers, officers and employees from and against any and all claims, demands, causes of action, losses, actions, damages, liability and expense, including costs and reasonable attorneys' fees, against Manager, its directors, managers, officers and employees arising from or relating to the violation by Sprint Spectrum, its directors, officers, employees, contractors, subcontractors, agents or representatives of any law, regulation or ordinance applicable to Sprint Spectrum in its performance of the Selected Services, or by Sprint Spectrum's, or its directors', officers', employees', contractors', subcontractors', agents' or representatives' breach of any representation, warranty or covenant contained in this agreement, except where and to the extent the claim, demand, cause of action, loss, action, damage, liability and expense results from the negligence or willful misconduct of Manager, its directors, managers, officers, employees, agents or representatives. Sprint Spectrum's indemnification obligations under this Section 6.1 do not apply to any third party vendors that provide services (including Selected Services) directly to Manager or Manager's Related Parties under a separate agreement.

     6.2 Indemnification by Manager. Manager agrees to indemnify, defend and hold harmless Sprint Spectrum, its directors, officers and employees from and against any and all claims, demands, causes of action, losses, actions, damages, liability and expense, including costs and reasonable attorneys' fees, against Sprint Spectrum, its directors, officers and employees arising from or relating to Manager's, or its directors', managers', officers', employees', contractors', subcontractors', agents' or representatives' violation of any law, regulation or ordinance applicable to Manager. or by Manager's, or its directors', managers', officers', employees, contractors', subcontractors', agents' or representatives' breach of any representation. warranty or covenant contained in this agreement, Manager's ownership of the Operating Assets or the operation of the Service Area Network, except where and to the extent the claim, demand, cause of action, loss, action, damage, liability and expense results from the negligence or willful misconduct of Sprint Spectrum, its directors, officers, employees, contractors, subcontractors, agents or representatives.

     6.3 Procedure.

          6.3.1 Notice. Any party being indemnified ("Indemnitee") will give the party making the indemnification ("Indemnitor") written notice as soon as practicable but no later than 5 Business Days after the party becomes aware of the facts, conditions or events that give rise to the claim for indemnification if:

               (1) any claim or demand is made or liability is asserted against Indemnitee; or

               (2) any suit, action, or administrative or legal proceeding is instituted or commenced in which Indemnitee is involved or is named as a defendant either individually or with others.

     Failure to give notice as described in this Section 6.3.1 does not modify the indemnification obligations of this provision, except if Indemnitor is harmed by failure to provide timely notice to Indemnitor, then Indemnitor does not have to indemnify Indemnitee for the harm caused by the failure to give the timely notice.

          6.3.2 Defense by Indemnitor. If within 30 days after giving notice Indemnitee receives written notice from Indemnitor stating that Indemnitor disputes or intends to defend against the claim, demand, liability, suit, action or proceeding, then Indemnitor will have the right to select counsel of its choice and to dispute or defend against the claim, demand, liability, suit, action or proceeding, at its expense.

     Indemnitee will fully cooperate with Indemnitor in the dispute or defense so long as Indemnitor is conducting the dispute or defense diligently and in good faith. Indemnitor is not permitted to settle the dispute or claim without the prior written approval of Indemnitee, which approval will not be unreasonably withheld. Even though Indemnitor selects counsel of its choice, Indemnitee has the right to retain additional representation by counsel of its choice to participate in the defense at Indemnitee's sole cost and expense.

          6.3.3 Defense by Indemnitee. If no notice of intent to dispute or defend is received by Indemnitee within the 30-day period, or if a diligent and good faith defense is not being, or ceases to be conducted, Indemnitee has the right to dispute and defend against the claim, demand or other liability at the sole cost and expense of Indemnitor and to settle the claim, demand or other liability, and in either event to be indemnified as provided in this Section 6. Indemnitee is not permitted to settle the dispute or claim without the prior written approval of Indemnitor, which approval will not be unreasonably withheld.

          6.3.4. Costs. Indemnitor's indemnity obligation includes reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Indemnitee from the first notice that any claim or demand has been made or may be made, and is not limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable workers' compensation acts, disability benefit acts, or other employee benefit acts.

                              7. DISPUTE RESOLUTION

     7.1 Negotiation. The parties will attempt in good faith to resolve any dispute arising out of or relating to this agreement promptly by negotiation between or among representatives who have authority to settle the controversy. Either party may escalate any dispute not resolved in the normal course of business to the appropriate (as determined by the party) officers of the parties by providing written notice to the other party.

     Within 10 Business Days after delivery of the notice, the appropriate officers of each party will meet at a mutually acceptable time and place, and thereafter as often as they deem reasonably necessary, to exchange relevant information and to attempt to resolve the dispute.

     Either party may elect, by giving written notice to the other party, to escalate any dispute arising,, out of or relating to the determination of fees that is not resolved in the normal course of business or by the audit process set forth in Sections 5.1.2 and 5.1.3, first to the appropriate financial or accounting officers to be designated by each party. The designated officers will meet in the manner described in the preceding paragraph. If the matter has not been resolved by the designated officers within 30 days after the notifying party's notice, either party may elect to escalate the dispute to the appropriate (as determined by the party) officers in accordance with the prior paragraphs of this Section 7. 1.

     7.2 Unable to Resolve. If a dispute has not been resolved within 60 days after the notifying party's notice, the parties will continue to operate under this agreement and sue the other party for damages or seek other appropriate remedies as provided in this agreement, except neither party may bring a suit for damages based on an event that occurs during the first two years of this agreement.

     7.3 Attorneys and Intent. If an officer intends to be accompanied at a meeting by an attorney, the other party's officer will be given at least 3 Business Days prior notice of the intention and may also be accompanied by an attorney. All negotiations under this Section 7 are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Civil Procedure and state rules of evidence and civil procedure.

                        8. REPRESENTATIONS AND WARRANTIES

     Each party for itself makes the following representations and warranties to the other party:

     8.1 Due Incorporation or Formation; Authorization of Agreements. The party is either a corporation, limited liability company, or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Manager is qualified to do business and in good standing in every jurisdiction in which the Service Area is located. The party has the full power and authority to execute and deliver this agreement and to perform its obligations under this agreement.

     8.2 Valid and Binding Obligation. This agreement constitutes the valid and binding obligation of the party, enforceable in accordance with its terms, except as may be limited by principles of equity or by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

     8.3 No Conflict; No Default. Neither the execution, delivery and performance of this agreement nor the consummation by the party of the transactions contemplated in this agreement will conflict with, violate or result in a breach of (a) any law, regulation, order, writ, injunction, decree, determination or award of any governmental authority or any arbitrator, applicable to such party, or (b) any term, condition or provision of the articles of incorporation, certificate of limited partnership, certificate of organization, bylaws, partnership agreement or limited liability company agreement (or other governing documents) of such party or of any material agreement or instrument to which such party is or may be bound or to which any of its material properties or assets is subject.

     8.4 Litigation. No action, suit, proceeding or investigation is pending or, to the knowledge of the party, threatened against or affecting the party or any of its properties, assets or businesses in any court or before or by any governmental agency that could, if adversely determined, reasonably be expected to have a material adverse effect on the party's ability to perform its obligations under this agreement. The party has not received any currently effective notice of any default that could reasonably be expected to result in a breach of the preceding sentence.

                              9. GENERAL PROVISIONS

     9.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this agreement must be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested), sent by hand or overnight courier. or sent by facsimile (with acknowledgment received and a copy sent by overnight courier), charges prepaid and addressed described on the Notice Address Schedule attached to the Master Signature Page, or to any other address or number as the person or entity may from time to time specify by written notice to the other parties.

     All notices and other communications given to a party in accordance with the provisions of this agreement will be deemed to have been given when received.

     9.2 Construction. This agreement will be construed simply according to its fair meaning and not strictly for or against either party.

     9.3 Headings. The table of contents, section and other headings contained in this agreement are for reference purposes only and are not intended to describe, interpret, define, limit or expand the scope, extent or intent of this agreement.

     9.4 Further Action. Each party agrees to perform all further acts and execute, acknowledge, and deliver any documents that may be reasonably necessary, appropriate, or desirable to carry out the intent and purposes of this agreement.

     9.5 Specific Performance. Each party agrees with the other party that the party would be irreparably damaged if any of the provisions of this agreement were not performed in accordance with their specific terms and that monetary damages alone would not provide an adequate remedy. Accordingly, in addition to any other remedy to which the non-breaching party may be entitled, at law or in equity, the non-breaching party will be entitled to injunctive relief to prevent breaches of this agreement and specifically to enforce the terms and provisions of this agreement.

     9.6 Entire Agreement; Amendments. The provisions of this agreement and the Management Agreement (if Sprint Spectrum is a party to that agreement) (including the exhibits to those agreements) set forth the entire agreement and understanding' between the parties as to the subject matter of this agreement and supersede all prior agreements, oral or written, and other communications between the parties relating to the subject matter of this agreement. Except for Sprint Spectrum's right to amend the Available Services and the fees charged for such services as shown on Exhibit 2.1.1 and Manager's right to amend the Selected Services listed on Exhibit 2.1.2 this agreement may be modified or amended only by a written amendment signed by persons or entities authorized to bind each party.

     9.7 Limitation on Rights of Others. Nothing in this agreement, whether express or implied, will be construed to give any person or entity other than the parties any legal or equitable right, remedy or claim under or in respect of this agreement.

     9.8 Waivers; Remedies. The observance of any term of this agreement may be waived (whether generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce the term, but any waiver is effective only if in a writing signed by the party against which the waiver is to be asserted. Except as otherwise provided in this agreement, no failure or delay of either party in exercising any power or right under this agreement will operate as a waiver of the power or right, nor will any single or partial exercise of any right or power preclude any other or further exercise of the right or power or the exercise of any other right or power.

     Sprint Spectrum is not in breach of any covenant in this agreement, if failure of such party to comply with such covenant or Sprint Spectrum's non-compliance with the covenant results primarily from:

          (i) any FCC order or any other injunction issued by any governmental authority impeding the ability to comply with the covenant;

          (ii) the failure of any governmental authority to grant any consent, approval, waiver, or authorization or any delay on the part of any governmental authority in granting any consent, approval, waiver or authorization;

          (iii) the failure of any vendor to deliver in a timely manner any equipment or service; or

          (iv) any act of God, act of war or insurrection, riot, fire, accident, explosion, labor unrest, strike, civil unrest, work stoppage, condemnation or any similar cause or event not reasonably within the control of Sprint Spectrum.

     9.9 Waiver of Jury Trial. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     9.10 Binding Effect. Except as otherwise provided in this agreement, this agreement is binding upon and inures to the benefit of the parties and their respective and permitted successors, transferees, and assigns, including any permitted successor, transferee or assignee of the Management Agreement. The parties intend that this agreement bind only the party signing this agreement and that the agreement is not binding on the Related Parties of a party unless the agreement provides that Related Parties are bound.

     9.11 Governing Law. The internal laws of the State of Missouri (without regard to principles of conflicts of law) govern the validity of this agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

     9.12 Severability. The parties intend every provision of this agreement to be severable. If any provision of this agreement is held to be illegal, invalid. or unenforceable for any reason, the parties intend that a court enforce the provision to the maximum extent permissible so as to effect the intent of the parties (including, the enforcement of the remaining provisions). If necessary to effect the intent of the parties, the parties will negotiate in good faith to amend this agreement to replace the unenforceable provision with an enforceable provision that reflects the original intent of the parties.

     9.13 Limitation of Liability. NO PARTY WILL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, OR LOSS OF PROFITS, ARISING FROM THE RELATIONSHIP OF THE PARTIES OR THE CONDUCT OF BUSINESS UNDER, OR BREACH OF, THIS AGREEMENT, EXCEPT WHERE SUCH DAMAGES OR LOSS OF PROFITS ARE CLAIMED BY OR AWARDED TO A THIRD PARTY IN A CLAIM OR ACTION AGAINST WHICH A PARTY TO THIS AGREEMENT HAS A SPECIFIC OBLIGATION TO INDEMNIFY ANOTHER PARTY TO THIS AGREEMENT.

     9.14 No Assignment; Exceptions. This agreement may only be assigned in conjunction with and to the same party or parties to whom the Management Agreement has been validly assigned under the Management Agreement's terms and conditions.

     9.15 Disclaimer of Agency. Neither party by this agreement makes the other party a legal representative or agent of the party, nor does either party have the right to obligate the other party in any manner, except if the other party expressly permits the obligation by the party or except for provisions in this agreement expressly authorizing one party to obligate the other.

     9.16 Independent Contractors. The parties do not intend to create any partnership, joint venture or other profit-sharing arrangement, landlord-tenant or lessor-lessee relationship, employer-employee relationship, or any other relationship other than that expressly provided in this agreement. Neither party to this agreement has any fiduciary duty to the other party.

     9.17 Expense. Each party bears the expense of complying with this agreement except as otherwise expressly provided in this agreement.

     9.18 General Terms.

          (a) This agreement, including the attached Schedule of Definitions is to be interpreted in accordance with the following rules of construction:

               (i) The definitions in this agreement apply equally to both the singular and plural forms of the terms defined unless the context otherwise requires;

               (ii) The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation";

               (iii) All references in this agreement to Sections and Exhibits are references to-Sections of, and Exhibits to, this agreement, unless otherwise specified; and

               (iv) All references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions of successor statutes or regulations), unless the context otherwise requires.

          (b) Any reference in this agreement to a "day" or number of "days" (without the explicit qualification of "Business") is a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and the calendar day is not a Business Day, then the action or notice may be taken or given on the next Business Day.

     9.19 Conflicts with Management Agreement. The provisions of the Management Agreement govern over those of this Services Agreement if the provisions contained in this agreement conflict with analogous provisions in the Management Agreement.

     9.20 Master Signature Page. Each party agrees that it will execute the Master Signature Page that evidences such party's agreement to execute, become a party to and be bound by this agreement, which document is incorporated herein by this reference.

                        CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The Securities and Exchange Commission.




                   2.1.1 AVAILABLE SERVICES AND FEES SCHEDULE

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

                                  Exhibit 2.1.1
                      Available Services and Fees Schedule
                          Revision Date: June 30, 1999

                                                   Revision Date:  June 30, 1999

------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
                                                        '98/99                                                            Effective
Available Services       Type 1    Type 2    Type 3     Price      Driver                                                 Date
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Billing                    S         S         M      $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Customer Care              S         S         M      $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Activation                 S         S         M      $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Credit Checks              S         S         M                      [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Handset Logistics          S         S     S-Note 1   $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Remote Switching           S         M         M                      [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
NOCC                       S         S     S-Note 2   $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
HLR                        S         S         M      $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Voice Mail                 S         S         M      $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Prepaid Services           S         S         M      $   [***]       [***]                                               08-Jun-98
-------------------------------- --------- ---------- ---------- -------------------------------------------------------- ----------
Directory Assistance       V         V         M      $   [***]       [***]                                               08-Jun-98
-------------------------------- --------- ---------- ---------- -------------------------------------------------------- ----------
Operator Services          V         V         M      $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Intr-Service Area Travel   V         V         V      $   [***]       [***]                                               08-Jun-98
Long Distance
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Roaming Fees               S         S         S                      [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Roaming Clearinghouse      S         S         S      $   [***]       [***]                                               08-Jun-98
Fees
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Interconnect Fees          S         S      S-Note 3  $   [***]       [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Inter Service Area Fees    S         S         S      $   [***]       [***]                                               08-Jun-98
(Travel)
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Network Certification      S         S         S                      [***]                                               08-Jun-98
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Loyalty Welcome            S         S         M      $   [***]       [***]                                               01-Aug-99
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Loyalty Retention          S         S         M      $   [***]       [***]                                               01-Aug-99
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Polling Data Unit (PDU)    S         S         M      $   [***]       [***]                                               01-Aug-99
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Telesales                  S         S         M      $   [***]       [***]                                               01-Aug-99
(1-800-480-4PCS)
(Inbound)
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------

Pro Messaging Plan         S         S         M      $   [***]       [***]                                               TBD
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Text messaging Plan        S         S         M      $   [***]       [***]                                               TBD
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Enhanced Voicemail         S         S         M      $   [***]       [***]                                               TBD
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Equipment Replacement      S         S         M                      [***]                                               TBD
Program
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
LIDB & CANM                S         S         M                      [***]                                               TBD
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------
Roadside Assistance        S         S         M                      [***]                                               TBD
------------------------ -------- -------- ---------- ---------- -------------------------------------------------------- ----------

S        =        Sprint PCS Provided
M        =        Manager Provided
V        =        Vendor Provided (through Sprint PCS arrangements)

Note 1 Handset logistics services will be Selected Services for national retail distribution and inbound telesales channels.
Note 2    NOCC  connectivity   required  to  support  Sprint  PCS  FCC  and  FAA
          obligations will be a Selected Service under any of the options outlined above. The fee for FCC and FAA required NOCC connectivity is TBD and may be less than the standard NOCC Price.
Note 3    Unless Manager arranges directly per section 1.4.

                                       1


                     2.1.2 Designation of Selected Services

                                  Exhibit 2.1.2

                        Designation of Selected Services


Each party to this agreement must initial one of the following options for designation of Selected Services. The options below reference those options outlined in Exhibit 2. 1.1.


______/________  Option 1 - Sprint PCS Provided

______/________  Option 2 - Sprint PCS Provided but Manager provides switching

______/________  Option 3 - Manager provides all services (exceptions noted in
                 Exhibit 2.1.1)